                                                                   EXHIBIT 10.5



                           DCR COMMUNICATIONS, INC.
                            STOCKHOLDERS' AGREEMENT


     THIS STOCKHOLDERS' AGREEMENT (this "Agreement") is made, entered into and effective as of the 30th day of January, 1995, by and among (i) DCR COMMUNICATIONS, INC., a Maryland corporation (the "Corporation"), (ii) MASA TELECOM, INC., a Delaware corporation ("MTI"), (iii) DANIEL C. RIKER ("D. Riker"), (iv) JANIS RIKER ("J. Riker"), (v) TELECONSULT, INC., a Delaware corporation ("Teleconsult"), (vi) RANDALL S. ANDERSON ("Anderson") and (vii) JONATHAN L. ALPERT AND JO ELIZABETH ALPERT, JTWROS ("Alperts") [MTI, D. Riker,
J. Riker, Teleconsult, Anderson and Alperts are hereinafter sometimes collectively referred to as the "Stockholders" and individually referred to as a "Stockholder", and J. Riker, D. Riker and Teleconsult are hereinafter sometimes together referred to as the "Control Group".]

     WHEREAS, the Corporation has an authorized capital stock of two hundred thousand (200,000) shares of Common Stock, with a par value of One Cent ($0.01) per share, consisting of one hundred thousand (100,000) shares of Class A Voting Common Stock ("Class A Stock") and one hundred thousand (100,000) shares Class B Non-Voting Common Stock;

     WHEREAS, the Stockholders are the legal and beneficial owners of all of the issued and outstanding shares of Class A Stock, consisting of nineteen thousand sixty (19,060) shares, as follows:

                                      NUMBER OF SHARES
          STOCKHOLDER                 OF CLASS A STOCK
          -----------                 ----------------
               D. Riker                   4,670
               J. Riker                   5,730
               Teleconsult                5,660
               Anderson                   1,000
               Alperts                      200
               MTI                        1,800
                                         ------
                     Total:              19,060

     WHEREAS, the Corporation proposes to bid in auctions to be conducted by the Federal Communications Commission ("FCC") for broadband personal communications services ("PCS") licenses and to qualify (i) to bid for entrepreneurs' blocks to be set aside in such auctions for firms that meet certain criteria set forth in FCC regulations and (ii) for special financing, credits and other benefits to be made available by the FCC with respect to such auctions to firms that meet criteria set forth in FCC regulations for any eligible licensee that is a "small business" and a "business owned by members of minority groups and women" (collectively, the "Special Incentives");

     WHEREAS, the parties hereto believe it is in the best interests of the Corporation and of the Stockholders to provide means by which the Corporation can determine its compliance, at the time of such auctions and in the future, with all criteria for applicable Special Incentives and all applicable foreign ownership requirements pursuant to the Communications Act of 1934, as amended (all such criteria and requirements that the Corporation determines, from time to time, are in its best interests to meet or to comply with are referred to hereinafter as the "Ownership Regulations");

     WHEREAS, the parties hereto believe it is in the best interests of the Corporation and of the Stockholders to make provision for future dispositions of shares of Class A Stock and certain other matters; and

     WHEREAS, the parties hereto desire to set forth herein their understandings and agreements with respect to such matters.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I
                             RESTRICTIONS ON STOCK

     1.1. Scope of Agreement. This Agreement shall apply to all transfers, whether voluntary, involuntary or by operation of law, whether resulting from death, bankruptcy, insolvency or otherwise, of Class A Stock, whether now owned or hereafter acquired by the Stockholders. A "transfer resulting from bankruptcy or insolvency" shall include a transfer by attachment or levy, any transfer made subject to a charging order, any transfer or assignment for the benefit of creditors or an adjudication of a Stockholder as bankrupt. References to "Class A Stock" shall include any securities of the Corporation with voting rights issued in exchange for, or distributed to holders of, Class A Voting Common Stock of the Corporation in a stock dividend, reclassification or recapitalization of the Corporation.

     1.2. Restrictions on Transfer by Any Stockholder.

          A. Except as otherwise provided in this Agreement or upon the express prior written consent of all other Stockholders, no Stockholder shall or may sell, exchange, deliver or assign, dispose of, bequeath or gift, pledge, mortgage, hypothecate or otherwise encumber, transfer or permit to be transferred, whether voluntarily, involuntarily or by operation of law (including, without limitation, the laws of bankruptcy, insolvency, intestacy, descent and distribution and succession), all or any of the Class A Stock now owned or hereafter acquired by such Stockholder.

          B. In no event shall any Stockholder sell, exchange, deliver or assign, dispose of, bequeath or gift, pledge, mortgage, hypothecate or otherwise encumber, transfer or permit to be transferred, whether voluntarily, involuntarily or by operation of law, all or any of the Class A Stock now owned or hereafter acquired if such transaction is prohibited by, requires any consent or approval not obtained pursuant to, or does not comply in all respects with, applicable Ownership Regulations.

     1.3. Permitted Transfers. Notwithstanding the provisions of Section 1.2A hereof, but subject to Section l.2B hereof, shares of Class A Stock now owned or hereafter acquired by a Stockholder may at any time be transferred by such Stockholder to any of the following (and such transfer shall be registered on the books of the Corporation):

          A. A Stockholder who is an individual may, upon his death, transfer Class A Stock to one or more heirs who is a Family Member (as hereinafter defined) of such Stockholder or to one or more trusts for the benefit of Family Members of such Stockholder, if such Family Member or the trustees of such trust shall agree in writing to be bound by all provisions of this Agreement as a party hereto and in the capacity as a Stockholder (whereafter all references herein to the Stockholders shall be deemed to include such person or trust), if such transfer complies in all respects with applicable Ownership Regulations; provided, however, that any such legal or beneficial transfer from J. Riker's personal representative, executor or estate to D. Riker shall be subject to D. Riker's prompt appointment or retransfer to one or more designees of D. Riker if his legal or beneficial ownership of such Class A Stock would violate applicable Ownership Regulations and if such appointment or retransfer complies in all respects with applicable Ownership Regulations.

          B. A Stockholder that is not an individual may transfer Class A Stock, by distribution or contribution, but not by sale or in exchange for any consideration, to a wholly-owned subsidiary of such Stockholder or any entity that is the parent of such Stockholder that shall agree in writing to be bound by all provisions of this Agreement as a party hereto and in the capacity as a Stockholder (whereafter all references herein to the Stockholders shall be deemed to include such entity), if such transfer complies in all respects with applicable Ownership Regulations.

          C. A Stockholder who is an individual may gift Class A Stock to one or more members of the immediate family (any parent, parent-in-law, spouse, brother or sister, or natural or adopted lineal descendant or spouse of such descendant) of such Stockholder (any such person being referred to as a "Family Member") or to a trust for the benefit of one or more Family Members if such Family Member or the trustees of such trust shall agree in writing to be bound by all provisions of this Agreement as a party hereto and in the capacity as a Stockholder (whereafter all references herein to the Stockholders shall be deemed to include such person or trust), if that such transfer complies in all respects with applicable Ownership Regulations.

     1.4. Agreement Binding Upon Transferees. In the event that, at any time or from time to time, any Class A Stock is transferred to any party (other than the Corporation or any Stockholder) pursuant to any provision hereof, the transferee shall take such Class A Stock pursuant to all provisions, conditions and covenants of this Agreement, and, as a condition precedent to the transfer of such Class A Stock, the transferee shall agree (for and on behalf of himself or itself, his or its legal representatives and his or its transferees and assigns) in writing to be bound by all provisions of this Agreement as a party hereto and in the capacity of a Stockholder. In the event that there shall be any transfer to any person or entity pursuant to any provision of this Agreement and in compliance with the provisions of this Section l.4, all references herein to the Stockholders, to any Stockholder or to any group of Stockholders shall thereafter be deemed to include such transferee, and the provisions hereof shall thereafter be applicable to such transferee (and not the transferor Stockholder unless he shall remain a Stockholder to which such provisions otherwise apply).

     1.5. Stock Transfer Record. The Corporation shall keep a stock transfer book in which shall be recorded the name and address of each Stockholder. No transfer or issuance of any Class A Stock shall be effective or valid unless and until recorded in such stock transfer book. The Corporation agrees not to record any transfer or issuance of Class A Stock in such stock transfer book unless the transfer or issuance is in strict compliance with all provisions of this Agreement. Each Stockholder agrees that, in the event he desires to make a transfer within the provisions hereof, he shall furnish to the Corporation such evidence of his compliance with this Agreement and any applicable Ownership Regulations as may be reasonably required by the Board of Directors of, or counsel for, the Corporation.

     1.6. Endorsement on Stock Certificates. Each certificate representing Class A Stock of the Corporation now or hereafter held by a Stockholder shall bear any legend or legends required by, or deemed appropriate by the Corporation with respect to, applicable securities laws and, in addition thereto, shall bear a statement in substantially the following form:

     "The voluntary or involuntary encumbering, transfer or other disposition (including, without limitation, any disposition pursuant to the laws of bankruptcy, intestacy, descent and distribution or succession) of the shares evidenced by the within Certificate is restricted under the terms of a Stockholders' Agreement, effective as of January 30, 1995, by and among the Corporation and the holders of all of its Class A Voting Common Stock then outstanding, a copy of which agreement is on file at the principal office of the Corporation. Upon written request of any stockholder of the Corporation, the Corporation shall furnish, without charge to such stockholder, a copy of such agreement."

     1.7. Agreements by the Corporation. The Corporation agrees, for and on behalf of itself and its successors and assigns, that:

          A.   It hereby consents to this Agreement.

          B. It shall not transfer or reissue any Class A Stock in violation of the provisions of this Agreement.

          C. It shall not issue any Class A Stock to any person who, or entity which, is not a Stockholder or does not, as a condition to such issuance, agree (for and on behalf of himself or itself, his or its legal representatives and his or its transferees and assigns) in writing to be bound by all provisions of this Agreement as a party hereto and in the capacity of a Stockholder, whereafter all references herein to the Stockholders shall thereafter be deemed to include such person or entity.

          D. It shall take all action necessary to ensure that all certificates representing Class A Stock issued by the Corporation and held by a Stockholder shall bear a legend in substantially the form specified in Section l.6 hereof.

          E. In the event that the Corporation issues or agrees to issue any class or series of stock having any voting rights (contingent or otherwise), or any other security (whether debt or equity) possessing any voting rights (contingent or otherwise), the Corporation shall enter into legally enforceable agreements with the holders thereof prohibiting transfers thereof that would cause the violation of, or would not comply in all respects with, applicable Ownership Regulations.

     1.8. Specific Performance. Strict compliance shall be required with each and every provision of this Agreement, it being understood and agreed that no Stockholder shall, as set forth in

Section l.2 hereof, have the right or power to sell or assign any of his Class A Stock except in strict compliance with the procedures set forth in the provisions of Articles 1, 3, 4, 5 and 6 hereof. The parties hereto agree that the Class A Stock is unique, that failure to perform the obligations provided by this Agreement shall result in irreparable damage and that specific performance of these obligations (including temporary restraining orders and preliminary and permanent injunctions) may be obtained by suit in equity.

     1.9. Termination. The restrictions on transfer of this Article 1 shall terminate at such time as the Corporation completes an underwritten public offering of Class A Stock for an aggregate price to the public of not less than Five Million Dollars ($5,000,000) (a "Qualifying Offering") if prior thereto, the Corporation has not determined that such termination reasonably may jeopardize its ability to ensure compliance with Ownership Regulations and has not given notice to each Stockholder that such completion of such offering shall not cause a termination of such provisions (a "Termination Event").

                                   ARTICLE 2
                                    CONTROL

     2.1. Board of Directors. The Stockholders covenant and agree, at all times and from time to time, if lawfully permitted to do so, to vote their Class A Stock and, if applicable, to vote as a director of the Corporation (or cause their designees to vote as directors), in such manner: (a) so that the Board of Directors of the Corporation shall at all times consist of at least three (3) members; and (b) so that, of such members, one (1) shall be designated by MTI.

     2.2. Termination. The provisions of this Article 2 shall terminate at the earlier to occur of a closing of a Qualifying Offering or a merger or similar corporate transaction in which a majority of the Corporation's voting securities are acquired by a third party that is not directly or indirectly related to or affiliated with the Corporation or any stockholder of the Corporation.

                                   ARTICLE 3
                            RIGHTS OF FIRST REFUSAL

     3.1. Definitions. The following terms shall have the following meanings whenever used in this Agreement:

          A. "Bona Fide Offer" shall mean a legally enforceable offer to purchase all Class A Stock owned by a Stockholder in writing, made and signed by an offeror or offerors who is (or who are) not an Affiliate (as defined in Section 3.1.C hereof) of the Offering Stockholder and who is a person or persons or entity or entities financially capable of carrying out the terms of such Bona Fide offer and whose ownership would comply in all respects with applicable Ownership Regulations.

          B. "Registered Notice" shall mean notice hand-delivered, sent by any express courier service that produces and maintains proof of delivery or by registered or certified mail, return receipt requested; and, if such Registered Notice is sent with respect to a Bona Fide Offer (as provided for in Section 3.2 hereof), such Registered Notice shall contain a true and complete copy of the Bona Fide Offer, setting forth the price and all terms and conditions, with the name(s), address(es) (both home and office) and business(es) or other occupation(s) of the offeror or offerors and the citizenship of the offeror or offerors. Any notice which does not contain all such requisite information shall not be considered a "Registered Notice" for the purposes of Section 3.2 hereof.

          C. "Affiliate" shall mean (i) any person who is a parent, parent-in-law, spouse, brother or sister, or natural or adopted lineal descendant or spouse of such descendant of the Offering Stockholder or of any person who owns, directly or indirectly, at least ten percent (10%) of any class of voting security of the Offering Stockholder or (ii) any entity [A] which owns, directly or indirectly, at least ten percent (10%) of any class of voting security of the Offering Stockholder, [B] of which the Offering Stockholder owns, directly or indirectly, at least ten percent (10%) of any class of voting security of such entity, or [C] of which at least ten percent (10%) of any class of voting securities are owned, directly or indirectly, by any person or entity owning, directly or indirectly, at least ten percent (10%) of any class of voting securities of the Offering Stockholder.

     3.2. Receipt of Bona Fide Offer. In the event that a Stockholder shall receive a Bona Fide Offer to purchase all (but not less than all) of such Stockholder's Class A Stock for cash and/or promissory notes and in the further event that such Stockholder shall desire to accept such Bona Fide Offer, such Stockholder (hereinafter in this Article 3 referred to as the "Offering Stockholder") shall promptly send Registered Notice to all other Stockholders (hereinafter in this Article 3 referred to as the "Other Stockholders") and to the Corporation, offering to sell the Offering Stockholder's Class A Stock to all Other Stockholders and to the Corporation at the same price and upon the same terms and conditions as are contained in the Bona Fide Offer. The Other Stockholders and the Corporation shall then have such rights and privileges, for the prescribed time periods, as are set forth in Section 3.3 hereof.

     3.3. Procedure. Whenever, under Section 3.2 hereof, a Bona Fide Offer to purchase Class A Stock has been received, and Registered

Notice of the Bona Fide Offer has been sent by the Offering Stockholder, the Corporation shall prepare a statement approved by counsel to the Corporation setting forth the maximum number of shares of Class A Stock owned by the Offering Stockholder that may be purchased by each of the Other Stockholders and the Corporation in accordance with the Ownership Regulations (a "Statement of Ownership"), and the Corporation shall send written notice of such Statement of Ownership to each Stockholder not later than ten (10) days following receipt by the Corporation of such Registered Notice pursuant to
Section 3.2.

          A. If the Offering Stockholder is a member of the Control Group, the following procedure shall be complied with:

               (i) For a period of thirty (30) days from his receipt of such Registered Notice, each member of the Control Group shall have the right, at his sole option, by written notice to the Offering Stockholder and the Corporation, to purchase his ratable portion of the Class A Stock so offered (to the extent specified in the Statement of Ownership) and, if any of such shares are not purchased by the other members of the Control Group, any such remaining shares as the members of the Control Group agree or provide otherwise (to the extent specified in the Statement of Ownership); provided, however, that an election by the members of the Control Group to purchase less than all of the Class A Stock so offered shall be ineffective unless the Other Stockholders or the Corporation shall purchase the balance of the Class A Stock so offered, and any portion of an election that exceeds the applicable number of shares set forth in the Statement of Ownership shall be disregarded.

               (ii) If the members of the Control Group shall not have made elections to purchase all of the Class A Stock so offered within such thirty (30)-day period for any reason whatsoever, then each of the Other Stockholders not included in the Control Group shall have the right, at his sole option, by written notice to the Offering Stockholder and the Corporation, for a period of twenty (20) days after the expiration of such thirty (30)-day period, to purchase his ratable portion of the Class A Stock offered as aforesaid to the members of the Control Group and not elected to be purchased by the members of the Control Group (to the extent specified in the Statement of Ownership); provided, however, that an election by the Other Stockholders not included in the Control Group to purchase less than all of the remaining shares of Class A Stock so offered shall be ineffective unless the Corporation shall purchase the balance of the Class A Stock so offered, and any portion of an election that exceeds the applicable number of shares set forth in the Statement of Ownership shall be disregarded.

               (iii) If the Other Stockholders not included in the Control Group shall not have made elections to purchase all of the Class A Stock so offered within such twenty (20)-day period for any reason whatsoever, then the Corporation shall have the right, at its sole option, by written notice to the Offering Stockholder, for a period of ten
(10) days after the expiration of such twenty (20)-day period, to purchase all (but not less than all) of the Class A Stock offered as aforesaid to the Other Stockholders and not elected to be purchased by the Other Stockholders (to the extent specified in the Statement of Ownership); provided, however, that an election by the Corporation to purchase less than all of the remaining shares of Class A Stock so offered shall be ineffective, and any portion of an election that exceeds the applicable number of shares set forth in the Statement of Ownership shall be disregarded.

          B. If the Offering Stockholder is not a member of the Control Group, the following procedure shall be complied with:

               (i) For a period of thirty (30) days from his receipt of such Registered Notice, each of the Other Stockholders shall have the right, at his sole option, by written notice to the Offering Stockholder and the Corporation, to purchase his ratable portion of the Class A Stock (to the extent specified in the Statement of Ownership); provided, however, that an election by the Other Stockholders to purchase less than all of the Class A Stock so offered shall be ineffective unless the Corporation shall purchase the balance of the Class A Stock so offered, and any portion of an election that exceeds the applicable number of shares set forth in the Statement of Ownership shall be disregarded.

               (ii) If the Other Stockholders shall not have submitted elections to purchase all of the Class A Stock so offered within such thirty
(30)-day period for any reason whatsoever, then the Corporation shall have the right, at its sole option, by written notice to the Offering Stockholder, for a period of twenty (20) days after the expiration of such thirty (30)-day period, to purchase all (but not less than all) of the Class A Stock offered as aforesaid to the Other Stockholders and not elected to be purchased by the Other Stockholders (to the extent specified in the Statement of Ownership); provided, however, that an election by the Corporation to purchase less than all of the remaining shares of Class A Stock so offered shall be ineffective, and any portion of an election that exceeds the applicable number of shares set forth in the Statement of Ownership shall be disregarded.

          C. If the members of the Control Group, the Other Stockholders and the Corporation, individually or together, shall not have submitted timely elections to purchase all of the Class A Stock covered by the Bona Fide Offer (for reasons other than the Offering Stockholder's default hereunder or the Corporation's failure to prepare and distribute a Statement of Ownership as provided herein), then the Offering Stockholder shall have the right to accept the Bona Fide Offer in whole (but not in part) and to sell such Class A Stock, subject to all of the provisions and restrictions of this Agreement, but only in strict accordance with all of the provisions of the Bona Fide Offer and only if the sale is fully consummated within ninety (90) days after the Registered Notice was received by the Corporation pursuant to Section 3.2 hereof.

          D. In the event that such sale is not fully consummated within ninety (90) days after the Registered Notice was received by the Corporation pursuant to Section 3.2 hereof, the provisions of this Article 3 must again be complied with by the Offering Stockholder before the Offering Stockholder may sell the Class A Stock which is the subject of the Bona Fide Offer pursuant to this Article 3.

     3.4. Voting by Offering Stockholder. The Offering Stockholder agrees, if so requested by any of the other Stockholders, to vote or cause a vote to be made (as a director of the Corporation and, if applicable, as a stockholder of the Corporation) in favor of the exercise by the Corporation of its option to purchase all or a portion (but if a portion, only if the members of the Control Group or the Other Stockholders have elected to purchase the balance of the Class A Stock so offered) of the Class A Stock which the Offering Stockholder has offered to sell to the Corporation pursuant to and within the provisions of Section 3.2 hereof. In the event that the Corporation's exercise of such option to purchase such Class A Stock requires an amendment to the Charter or Bylaws of the Corporation or a reduction of its capital or a reappraisal of its assets and/or any other corporate action, the Offering Stockholder agrees, if so requested by any of the other Stockholders, to vote or cause a vote to be made (as a director of the Corporation and, if applicable, as a stockholder of the Corporation) in favor of any such corporate action as may be legally taken.

     3.5. Termination. The right of first refusal provisions of this Article 3 shall terminate upon a Termination Event.

                                   ARTICLE 4
                               REPURCHASE EVENT

     4.1. Repurchase Event.

          A. "Repurchased Stockholder" shall mean and refer to a Stockholder who or which has suffered a Repurchase Event.

          B. "Repurchase Event" shall mean and refer to any of the following:

               (i) In the case of an individual holder of Class A Stock, the death of such Stockholder (except that such repurchase right shall not apply to Class A Stock of such Stockholder that was or is transferred pursuant to the provisions of Section 1.3A hereof;

               (ii) Any event that entitles the Corporation to repurchase or redeem any or all of such Stockholder's Class A Stock under applicable agreements;

               (iii) The bankruptcy, or liquidation of a Stockholder; or

               (iv) The determination by the appropriate governmental agency or authority or by counsel to the Corporation that the Stockholder's ownership of part or all of the Class A Stock then owned by the Stockholder violates or does not comply in all respects with applicable Ownership Regulations; provided, that if the Ownership Regulation that is violated or not complied with involves foreign ownership restrictions, such repurchase right shall apply only to the Stockholder [A] that transfers its Class A Stock, or [B] whose change of ownership results in such violation or noncompliance.

     4.2. Transfer of Shares.

          A. If the Repurchased Stockholder is a member of the Control Group at the time of a Repurchase Event, the Corporation shall send written notice to each other member of the Control Group (hereinafter in this Article 4 referred to as the "Other Control Stockholders") offering the Other Control Stockholders the right to purchase part or all of the Class A Stock owned by the Repurchased Stockholder as hereinafter provided in this Article 4, which notice shall include a statement approved by counsel to the Corporation setting forth the maximum number of such shares that may be purchased by such Other Control Stockholder in accordance with applicable Ownership Regulations (hereinafter referred to in this Section 4.2A as the "Share Cap"); provided, that the right of the Other Control Stockholders to purchase any Class A Stock of the Repurchased Stockholder pursuant to Section 4.1B(iv) shall be limited to that number of shares of Class A Stock of the Repurchased Stockholder in violation of or in conflict with applicable Ownership Regulations, which shall be specified in such notice. For a period of thirty (30) days from his receipt of such notice, each Other Control Stockholder shall have the right, at his sole option, by written notice to the Corporation, to purchase any or all of the Class A Stock of the Repurchased Stockholder available for purchase up to the Share Cap applicable to such Other Control Stockholder (provided, that if more than one Other Control Stockholder exercises his right in full and the aggregate shares so offered to be purchased exceeds the shares of to be repurchased pursuant to this Article 4, the rights of the Other Control Stockholders exercising their rights in full shall be reduced pro rata based upon their relative ownership of Class A Stock owned by all of such Other Control Stockholders exercising their rights in full), whereupon such Other Control Stockholder shall be legally obligated to purchase such shares if the repurchase procedure is consummated as provided in this Article 4. If the Other Control Stockholders shall not have made elections to purchase all of the Class A Stock of the Repurchased Stockholder so offered with such thirty (30)-day period, the Corporation shall the right, at its sole option, to purchase the balance of the Class A Stock of the Repurchased Stockholder so offered which was not elected to be purchased by the Other Control Stockholders.

          B. If the Repurchased Stockholder is not a member of the Control Group at the time of a Repurchase Event, the Corporation shall send written notice to each Stockholder other than the Repurchased Stockholder offering to each such Stockholder the right to purchase part or all of the Class A Stock owned by the Repurchased Stockholder as hereinafter provided in this Article 4, which notice shall include a statement approved by counsel to the Corporation setting forth the maximum number of such shares that may be purchased by such Stockholder in accordance with applicable Ownership Regulations (hereinafter referred to in this Section 4.2B as the "Share Cap"); provided, that the right of such Stockholders to purchase any Class A Stock of the Repurchased Stockholder pursuant to Section 4.1B(iv) shall be limited to that number of shares of Class A Stock of the Repurchased Stockholder in violation of or in conflict with applicable Ownership Regulations, which shall be specified in such notice. For a period of thirty (30) days from his receipt of such notice, each Stockholder other than the Repurchased Stockholder shall have the right, at his sole option, by written notice to the Corporation, to purchase any or all of the Class A Stock of the Repurchased Stockholder available for purchase up to the Share Cap applicable to such Stockholder (provided, that if more than one Stockholder exercises his right in full and the aggregate shares so offered to be purchased exceeds the shares to be repurchased pursuant to this Article 4, the rights of the Stockholders exercising their rights in full shall be reduced pro rata based upon their relative ownership of Class A Stock owned by all of such Stockholders exercising their rights in full), whereupon such Stockholder shall be legally obligated to purchase such shares if the repurchase procedure is consummated as provided in this Article 4. If the Stockholders other than the Repurchased Stockholder shall not have made elections to purchase all of the Class A Stock of the Repurchased Stockholder so offered with such thirty (30)-day period, the Corporation shall have the right, at its sole option, to purchase the balance of the Class A Stock of the Repurchased Stockholder so offered which was not elected to be purchased by the Stockholder other than the Repurchased Stockholder.

          C. The Corporation shall exercise the right of repurchase on behalf of the Other Control Stockholders or the other Stockholders electing to purchase any Class A Stock of the Repurchased Stockholder, if applicable, and/or the Corporation (collectively, the "Purchaser") by sending written notice to that effect to the Repurchased Stockholder (which notice shall specify the aggregate number of shares of Class A Stock of the Repurchased Stockholder intended to be purchased hereunder) and commencing the procedure for determining the Appraised Value of the Class A Stock to be repurchased.

          D. For purposes of this Article 4, a Repurchased Stockholder is conclusively deemed and considered to own all Class A Stock owned by such Stockholder directly and by his estate, his executors or administrators and his personal and legal representatives (except to the extent that such Class A Stock is transferred pursuant to the provisions of Section l.3A hereof).

          E. The Purchaser may abandon a repurchase proceeding only if the Purchaser agrees to pay all reasonable expenses incurred by the Repurchased Stockholder (or his or its executor, administrator or personal or legal representatives) incurred in such proceeding.

     4.3. Purchase Price. The purchase price of the Class A Stock to be repurchased shall be equal to the Appraised Value of such shares (as defined in Article 7 hereof) as of the Repurchase Event. The purchase price of the Class A Stock to be repurchased shall be paid by (i) a cash payment at settlement equal to twenty percent (20%) of the Appraised Value of such shares and (ii) an unsecured promissory note providing for payment of the balance of such Appraised Value of such shares over a five (5)-year period in sixty (60) equal monthly payments of principal plus interest, as provided herein, accrued on the unpaid principal through the date such payment is due, with such promissory note providing for acceleration of the unpaid balance of principal and all interest accrued thereon in the event of default. Such promissory note shall provide for interest on the unpaid principal balance at a rate equal to the "Prime Rate" published in the Eastern Edition of The Wall Street Journal on the date of settlement on such repurchase, which shall adjust annually to the "Prime Rate" published in the Eastern Edition of The Wall Street Journal on each succeeding anniversary of such settlement date. In the event that the Purchaser consists of more than one person or entity, each such person or entity may deliver a promissory note for his allocable portion of the deferred amount of such purchase price, which shall include all of the terms as provided in this Section 4.3.

     4.4. Voting by Offering Stockholder. The Repurchased Stockholder agrees to vote or cause a vote to be made (as a director of the Corporation, and, if applicable, as a stockholder of the

Corporation) in favor of the exercise by the Corporation of its option to repurchase all or a portion of the Class A Stock subject to the Repurchase Event. In the event that the Corporation's exercise of such option to repurchase such Class A Stock requires an amendment to the Charter or Bylaws of the Corporation or a reduction of its capital or a reappraisal of its assets and/or any other corporate action, the Repurchased Stockholder agrees to vote or cause a vote to be made (as a director of the Corporation, and, if applicable, as a stockholder of the Corporation) in favor of any such corporate action as may be legally taken.

     4.5. Conflicts Among Provisions. In the event of any conflict between the provisions of Article 3 hereof and this Article 4 or of the rights of the parties thereunder, the provisions of this Article 4 shall control and take precedence over the provisions of Article 3 hereof, and any rights or actions pursuant to Article 3 shall be held in abeyance during the pendency of any repurchase proceeding pursuant to this Article 4.

                                   ARTICLE 5
                                  SETTLEMENT

     5.1. Settlement. Settlement shall be held on the purchase of Class A Stock under Article 3 or 4 at the principal office of the Corporation (or at such other place as the parties thereto shall agree), at such time and date as shall be not more than ninety (90) days after the Registered Notice was first received by the Corporation (for purchases pursuant to Article 3) or thirty
(30) days after the Appraised Value of the Class A Stock of the Repurchased Stockholder is determined pursuant to Article 7 hereof (for purchases pursuant to Article 4). At settlement on a purchase of Class A Stock by the Purchaser under Article 4, the Repurchased Stockholder or its or his executors, administrators or personal or legal representatives shall deliver to the Purchaser the Class A Stock owned by the Repurchased Stockholder as of the Repurchase Event, and, upon delivery of the Class A Stock of the Repurchased Stockholder, the Purchaser shall be obligated to pay the Repurchased Stockholder or his executors, administrators or personal or legal representatives the Appraised Value of the Class A Stock of the Repurchased Stockholder repurchased pursuant to Article 4. At settlement on the purchase of shares pursuant to Article 3, such of the Other Stockholders and the Corporation as have elected to purchase the Class A Stock so offered shall deliver to the Offering Stockholder a good check and/or promissory notes in an amount equal to the purchase price.

                                   ARTICLE 6
                        GENERAL PROVISIONS RE PURCHASES

     6.1. Delivery of Stock and Documents. Upon the closing of any purchase of any Class A Stock pursuant to this Agreement, the seller shall deliver to the purchaser the following: The certificate or certificates representing the Class A Stock being sold, duly endorsed for transfer and bearing such documentary stamps, if any, as are necessary, and such assignments, certificates of authority, tax releases, consents to transfer, instruments and evidences of title of the seller and of his compliance with this Agreement as may be reasonably required by the purchaser (or by counsel for the purchaser).

     6.2. Remedy for Failure to Transfer Shares. In the event that any Stockholder shall be required to sell its Class A Stock pursuant to any provision hereof, and in the further event that such Stockholder is unable to, or for any reason does not, deliver the certificate or certificates evidencing such shares to the person who, or entity which, is (or desires) to purchase such shares, in accordance with the applicable provisions of this Agreement, the purchaser of such shares may deposit the purchase price for such shares (by good check, promissory note or both, as the case may be under the applicable provisions of this Agreement) with any bank doing business in the Washington, D.C. metropolitan area, or with the Corporation's certified public accountants, as agent or trustee, or in escrow, for such Stockholder, to be held by such bank, accountant or escrow agent until withdrawn by such Stockholder. Upon such deposit by the purchaser of such shares and upon notice to the Stockholder who was required to sell, the Class A Stock of such Stockholder to be sold pursuant to the applicable provisions of this Agreement shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Stockholder shall have no further rights thereto and the Corporation shall record such transfer in its stock transfer book.

                                   ARTICLE 7
                                APPRAISED VALUE

     7.1. Procedure for Determining Appraised Value.

          A. For purposes of this Agreement, the Appraised Value of Class A Stock shall be determined as follows: If the Repurchased Stockholder, on the one hand (or, if applicable, the estate or representative of such Repurchased Stockholder) and the Purchaser, on the other hand, are able to reach mutual agreement as to Appraised Value, such agreed Appraised Value shall govern and shall be fixed as of the date of written agreement as to such Appraised Value. If mutual agreement cannot be reached, the Repurchased Stockholder (or, if applicable, the estate or representative of the Repurchased Stockholder) shall promptly, but no later than thirty (30) days after receipt by the Repurchased Stockholder of the notice by the Purchaser of its intention to repurchase such shares, appoint an appraiser, and the Purchaser shall promptly, but no later than thirty (30) days after receipt by the Repurchased Stockholder of the notice by the Purchaser of its intention to repurchase such shares, appoint an appraiser to find the Appraised Value for the Repurchased Stockholder's Class A Stock as of the Repurchase Event. Any party hereto appointing an appraiser shall furnish the other party hereto with written notice of the name, address and telephone number of such appraiser. The failure of any party entitled to appoint an appraiser to make such appointment within such thirty (30)-day period shall constitute a waiver of such party's right to appoint an appraiser, and the determination of the other party's appraiser shall be deemed to be the "Appraised Value" for the Class A Stock, notwithstanding any other provision of this Article 7. If the two (2) appraisers agree upon the value of such Class A Stock, they shall jointly render a single written report of their opinion thereon. If the two (2) appraisers cannot agree upon the value of such Class A Stock, they shall each render a separate written report within sixty (60) days after their respective appointment as an appraiser and shall together, within fifteen (15) days after the end of such sixty (60)-day period, appoint a third appraiser. If the two appraisers cannot, within such fifteen (15)-day period, agree on the appointment of a third appraiser, then such third appraiser shall be determined by arbitration in accordance with the rules of the American Arbitration Association in the District of Columbia and the provisions of Section 7.3 hereof. The decision made pursuant to such arbitration proceeding as to the appointment of such third appraiser shall be conclusive and binding for all purposes hereof. Within forty-five (45) days following his or its appointment as an appraiser, whether by agreement or arbitration, such third appraiser shall render a written report of his or its opinion as to the value of such Class A Stock.

          B. The agreed value or the value contained in the aforesaid joint written report or written report of the third appraiser, as the case may be, shall constitute the "Appraised Value" of such Class A Stock; provided, however, that, if the value of such Class A Stock contained in the appraisal report of the third appraiser is more than the higher of the first two (2) appraisals, the higher of the first two (2) appraisals shall constitute the "Appraised Value"; and, provided further, if the value of such Class A Stock contained in the appraisal report of the third appraiser is less than the lower of the first two (2) appraisals, the lower of the first two (2) appraisals shall constitute the "Appraised Value".

     7.2. Assumptions.  Any appraiser making any appraisal pursuant to this
Article 7 (i) shall assume the terms of payment set forth in Section 4.3 hereof with respect to the Class A Stock to be sold, (ii) shall assume that the restrictions on transfer specified in this Agreement and any applicable Federal or state securities law restrictions on transfer are not applicable to such Class A Stock and (iii) shall take into account such other factors deemed appropriate for such purposes.

     7.3. Qualifications. All appraisers appointed shall be qualified by experience in the industry (industries) in which the Corporation does business, directly or through subsidiaries, and by their ability to appraise such Class A Stock.

     7.4. Costs of Appraisal. The fees and other costs of each of the first two (2) appraisers shall be borne by the party appointing each such appraiser, with the fees and other costs of the third appraiser, including those connected with any arbitration proceeding, shall be shared equally by the two
(2) parties.

                                   ARTICLE 8
                                   COVENANTS

     As a material inducement to the Corporation to enter into this Agreement, each Stockholder covenants and agrees as follows:

     8.1. Covenant Not to Disclose Confidential Information. During the period that a Stockholder is a stockholder of the Corporation, and at all times after such Stockholder ceases to be a Stockholder of the Corporation, such Stockholder shall not, directly or indirectly (including, without limitation, through actions of its officers, directors or agents), without the express permission of the Corporation or in the course of providing services for the benefit of the Corporation, divulge or disclose, for any purpose whatsoever, any confidential or proprietary information, including, without limitation, the contents of this Agreement, the Corporation's trade secrets, confidential or proprietary information or reports of the Corporation and confidential or proprietary information received from any other person or entity with restrictions on disclosure or use; provided, however, the following information is excluded from the scope of this Section 8.1: (1) information which is or becomes a part of the public domain; (2) information which such Stockholder can reasonably and promptly demonstrate was in the receiving party's possession at the time he divulged or disclosed such information; (3) information which such Stockholder is required to disclose in order to comply with any subpoena, judicial order or applicable law; and (4) information which such Stockholder discloses to its or his own attorney, counsel for the Corporation and authorized employees of the Corporation.

     8.2. Covenant to Provide Ownership Information. Each Stockholder shall provide to the Corporation and authorize it to disclose, as required, such information as may be necessary, useful or appropriate to determine compliance with any and all

Ownership Regulations and Federal and applicable state securities laws.

     8.3. Covenants Re Ownership Regulations. During the period that a Stockholder is a stockholder of the Corporation, such Stockholder shall not directly or indirectly, without the express permission of the Corporation, (i) take any action or omit to take any action which shall jeopardize the Corporation's compliance with applicable Ownership Regulations or (ii) take any action inconsistent with the purchaser representations made by such Stockholder on which the Corporation relied or expressed an intention to rely for purposes of qualifying for an exemption from registration pursuant to Federal and applicable state securities laws, including, without limitation, acting in any way that would cause such Stockholder to be deemed an "underwriter" (within the meaning given that term by the Securities Act of 1933, as amended) of such shares.

                                   ARTICLE 9
                        REPRESENTATIONS AND WARRANTIES

     9.1. Compliance. Each Stockholder represents and warrants to the Corporation and to the other Stockholders that, to his current knowledge and belief after such investigation as is reasonable and prudent, (a) his ownership of the Class A Stock owned by him is in compliance in all respects with applicable Ownership Regulations, (b) any and all information provided by such Stockholder to the Corporation and upon which the Corporation expressed an intention to rely for purposes of qualifying for an exemption from registration pursuant to Federal and applicable securities laws was accurate and complete and (c) he did not rely in acquiring any Class A Stock on information that he now believes or suspects was false, misleading or incomplete, in any material respect, at the time of his acquisition and he knows of no basis upon which he may rescind his acquisition of any Class A Stock or assert any claim for damages against the Corporation or any director, officer, employee or agent thereof relating to such Stockholder's acquisition of any Class A Stock.

     9.2. Preemptive Rights. Each Stockholder represents and warrants to the Corporation and to the other Stockholders that he or it has no, and hereby waives any and all, preemptive rights that he might have with respect to any issuance or agreement to issue any Class A Stock by the Corporation to and including the date hereof except such rights provided in that certain Stock Purchase Agreement by and between the Corporation and MTI of even date herewith.

                                  ARTICLE 10
                                 MISCELLANEOUS

     10.1. Arbitration. Any and all claims, disputes and controversies that may arise between or among the parties hereto concerning this Agreement or a breach or default thereof, which have not been resolved by the parties within thirty (30) days after any party's receipt of another party's notice of the same shall, within thirty (30) days thereafter, be submitted to and finally resolved by arbitration in accordance with the rules of the American Arbitration Association then applicable in the District of Columbia by a single arbitrator chosen in accordance with such rules. The determination made pursuant thereto shall be conclusive and binding on the parties, and any judgment or injunction upon the determination rendered by the arbitrator may be entered in any court having jurisdiction. Arbitration may proceed in the absence of any party if notice (pursuant to the American Arbitration Association's rules and regulations) of the proceedings has been given to such party, and the absence of such party shall be deemed to result in a determination against such party with respect to such claim, dispute, controversy, breach or default. Each party hereby consents to an expedited hearing pursuant to the American Arbitration Association's rules and regulations and to the entry of judgment by any court having jurisdiction in accordance with the decision of the arbitrator. All fees, costs and expenses, including reasonable attorneys' fees, of the arbitration and the entry and enforcement of any judgment or injunction shall be borne by the nonprevailing party. This Section 10.1 shall not prohibit any party from obtaining injunctive relief to prevent or enjoin a breach of any provisions of this Agreement so that an arbitration proceeding can be commenced and completed with respect thereto.

     10.2. Notices. Any and all notices, requests or other communications hereunder provided for herein shall be given in writing and sent by hand delivery, by express courier service that produces and maintains proof of delivery, by registered or certified mail, return receipt requested, or by facsimile (if proof of receipt is provided and such facsimile machine is located in the principal office, or residence, of a Stockholder); and such notices shall be addressed: (i) if to the Corporation:

                    DCR Communications, Inc.
                    2715 M Street, N.W.
                    Suite 150
                    Washington, D.C. 20007
                    Fax: (202) 337-9175
                    with a copy to:

                    Ronald S. Schimel, Esquire
                    Levan, Schimel, Belman & Abramson, P.A.
                    9881 Broken Land Parkway
                    Columbia, Maryland 21046

and (ii) if to any Stockholder, to the address of such Stockholder as reflected in the stock records of the Corporation, unless notice of a change of address is furnished to all parties in the manner provided in this Section
10.2. Any notice which is required to be made within a stated period of time shall be considered timely if delivered before midnight of the last day of such period.

     10.3. Corporate Action. In the event that the Corporation is obligated to purchase any Class A Stock under this Agreement, and in the further event that, under the applicable laws of the jurisdiction of incorporation of the Corporation, the Corporation is legally prevented from purchasing or acquiring such Class A Stock, the Corporation shall promptly take (or cause to be taken) such measures (whether it be an amendment of the Charter or Bylaws of the Corporation, a reduction of its capital, a reappraisal of its assets and/or any other corporate action) as are necessary or appropriate to enable the Corporation to purchase or acquire such Class A Stock, and, if required to comply with applicable Ownership Regulations, the Corporation, by action of its Board of Directors, may assign part or all of its right to acquire such Class A Stock with respect to a specific repurchase or right-of-first refusal proceeding.

     10.4. Invalid or Unenforceable Provisions. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

     10.5. Benefit and Burden. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their legatees, distributees, estates, executors, administrators, personal representatives, successors and assigns, and other legal representatives.

     10.6. Gender. The use of any gender herein shall be deemed to be or include the other genders and the use of the singular herein shall be deemed to be or include the plural (and vice versa), wherever appropriate.

     10.7. Changes; Waiver. No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto; provided, however, that the Corporation shall be authorized to execute any amendment hereto solely for the purpose of adding as a party hereto any person who or entity which has subscribed for any Class A Stock, a copy of which the Corporation promptly shall send to all Stockholders. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the person against whom sought to be enforced. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same or any other condition, promise, agreement or understanding at a future time.

     10.8. Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the Class A Stock owned by the Stockholders and any other matters set forth herein, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, among them with respect to such shares or such other matters except as set forth herein and in subscription agreements by and between the Corporation and each Stockholder. This Agreement is an integration of any and all prior agreements among the parties hereto with respect to the subject matter hereof, which are hereby revoked. The stock transfer restrictions and repurchase provisions of this Agreement shall supersede any and all prior agreements between the Corporation and any Stockholder with respect to any stock transfer restrictions and stock repurchase rights and/or obligations.

     10.9. Governing Law. This Agreement shall be construed and enforced in accordance with the substantive laws of the State of Maryland, without regard to its rules regarding conflicts of law.

     10.10. Headings. The headings, subheadings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

     10.11. Term of Agreement. This Agreement shall be effective as of the date first hereinabove set forth and shall terminate at such time as there shall be only one holder of Stock or all Stockholders shall have sold, transferred or conveyed all of their Class A Stock to any other entity or person by merger, share exchange or business combination. Notwithstanding the foregoing, certain sections of this Agreement may terminate prior to the aforesaid termination if such sections so provide and the provisions of
Article 8 shall survive the termination of the Agreement.

     IN WITNESS WHEREOF, the Corporation and each of the Stockholders that is incorporated has caused this Agreement to be executed by its duly authorized officers, and each Stockholder who is an individual has executed this Agreement, all as of the day and year first above written.

                              CORPORATION:

ATTEST:                       DCR COMMUNICATIONS, INC., a
                               Maryland corporation

/s/ JANIS A. RIKER             By: /s/ DANIEL C. RIKER
-------------------------        -------------------------------
          ,Secretary             Daniel C. Riker, President


                              STOCKHOLDERS:

WITNESS/ATTEST:               MASA TELECOM, INC., a Delaware
                               corporation

/s/ TOSHI YAMASHITA            By:/s/ BRION SASAKI
-------------------------        -------------------------------
Toshi Yamashita, Assistant       Brion Sasaki, President
 Secretary


                              TELECONSULT, INC., a Delaware
                                corporation

  [SIG]                       By:    [SIG]                       (SEAL)
-------------------------        --------------------------------
              , Secretary                             , President

                              /s/ DANIEL C. RIKER                (SEAL)
-------------------------     -----------------------------------
                              DANIEL C. RIKER

                              /s/ JANIS A RIKER                  (SEAL)
-------------------------     -----------------------------------
                              JANIS RIKER

/s/ DANIEL C. RIKER           /s/ RANDALL S. ANDERSON            (SEAL)
-------------------------     -----------------------------------
                              RANDALL S. ANDERSON

                              /s/ JONATHAN L. ALPERT             (SEAL)
-------------------------     -----------------------------------
                              JONATHAN L. ALPERT

                              /s/ JO ELIZABETH ALPERT            (SEAL)
-------------------------     -----------------------------------
                              JO ELIZABETH ALPERT

                     AMENDMENT TO STOCKHOLDERS' AGREEMENT


     THIS AMENDMENT TO STOCKHOLDERS' AGREEMENT ("Amendment") is made this ____ day of November, 1996, by and between RONALD S. SCHIMEL (hereinafter referred to as "Transferee"), and DCR COMMUNICATIONS, INC. (the "Corporation").

                                R E C I T A L S

     WHEREAS, the stockholders of the Corporation and the Corporation entered into that certain Stockholders' Agreement, dated January 30, 1995, as amended (the "Stockholders' Agreement"), which provides that the Corporation shall not issue any shares of its Class A Voting Common Stock, par value $.01 per share ("Class A Stock") unless the holder agrees to be bound by all of the provisions of the Agreement, including certain restrictions on the transfer of Class A Stock;

     WHEREAS, the Corporation intends to issue Twenty Thousand (20,000) shares of the Class A Stock to Transferee pursuant to the stock grant approved by the Board of Directors on October 12, 1995 dated;

     WHEREAS, the parties hereto desire to amend the Stockholders' Agreement to add Transferee as a party thereto and to reflect Transferee's Agreement to be bound by all of the terms and conditions of the Stockholders' Agreement.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Recitals. The recitals set forth above are hereby made a part of this Amendment.

     2. Agreement to be Bound. Transferee hereby covenants and agrees for, and on behalf of, himself, his legal representatives and his transferees and assigns (a) to be bound by all of the provisions of the Stockholders' Agreement as a party thereto and in the capacity of "Stockholder" as that term is defined in the Stockholders' Agreement, and (b) that the Class A Stock issued to Transferee shall be subject to all of the terms and conditions set forth in the Stockholders' Agreement, including, but not limited to, the transfer restrictions.

     3. Effect on Stockholders' Agreement. Except as specifically provided herein, the terms and conditions of the Stockholders' Agreement shall remain in full force and effect.

     4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original document, but all of which counterparts shall together constitute one and the same instrument. This Amendment shall not be effective unless and until executed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal on the date first above written.


WITNESS:                           TRANSFEREE:


                                   By:                      (SEAL)
----------------------------          ----------------------
                                      RONALD S. SCHIMEL


                                   DCR COMMUNICATIONS, INC.

                                   By:                      (SEAL)
----------------------------          ----------------------
                                      Janis A. Riker, President

                     AMENDMENT TO STOCKHOLDERS' AGREEMENT


     THIS AMENDMENT TO STOCKHOLDERS' AGREEMENT ("Amendment") is made this ____ day of November, 1995, by and between THOMAS S. LEMING (hereinafter referred to as "Transferee"), and DCR COMMUNICATIONS, INC. (the "Corporation").

                                R E C I T A L S

     WHEREAS, the stockholders of the Corporation and the Corporation entered into that certain Stockholders' Agreement, dated January 30, 1995, as amended (the "Stockholders' Agreement"), which provides that the Corporation shall not issue any shares of its Class A Voting Common Stock, par value $.01 per share ("Class A Stock") unless the holder agrees to be bound by all of the provisions of the Agreement, including certain restrictions on the transfer of Class A Stock;

     WHEREAS, the Corporation intends to issue Twenty Thousand (20,000) shares of the Class A Stock to Transferee pursuant to the stock grant approved by the Board of Directors on October 12, 1995 dated;

     WHEREAS, the parties hereto desire to amend the Stockholders' Agreement to add Transferee as a party thereto and to reflect Transferee's Agreement to be bound by all of the terms and conditions of the Stockholders' Agreement.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Recitals. The recitals set forth above are hereby made a part of this Amendment.

     2. Agreement to be Bound. Transferee hereby covenants and agrees for, and on behalf of, himself, his legal representatives and his transferees and assigns (a) to be bound by all of the provisions of the Stockholders' Agreement as a party thereto and in the capacity of "Stockholder" as that term is defined in the Stockholders' Agreement, and (b) that the Class A Stock issued to Transferee shall be subject to all of the terms and conditions set forth in the Stockholders' Agreement, including, but not limited to, the transfer restrictions.

     3. Effect on Stockholders' Agreement. Except as specifically provided herein, the terms and conditions of the Stockholders' Agreement shall remain in full force and effect.

     4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original document, but all of which counterparts shall together constitute one and the same instrument. This Amendment shall not be effective unless and until executed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal on the date first above written.


WITNESS:                           TRANSFEREE:


                                   By:                       (SEAL)
---------------------------           -----------------------
                                      THOMAS S. LEMING


                                   DCR COMMUNICATIONS, INC.

                                   By:                       (SEAL)
---------------------------            ----------------------
                                      Janis A. Riker, President

                     AMENDMENT TO STOCKHOLDERS' AGREEMENT


     THIS AMENDMENT TO STOCKHOLDERS' AGREEMENT ("Amendment") is made this ____ day of November, 1995, by and between GEORGE S. WILLS (hereinafter referred to as "Transferee"), and DCR COMMUNICATIONS, INC. (the "Corporation").

                                R E C I T A L S

     WHEREAS, the stockholders of the Corporation and the Corporation entered into that certain Stockholders' Agreement, dated January 30, 1995, as amended (the "Stockholders' Agreement"), which provides that the Corporation shall not issue any shares of its Class A Voting Common Stock, par value $.01 per share ("Class A Stock") unless the holder agrees to be bound by all of the provisions of the Agreement, including certain restrictions on the transfer of Class A Stock;

     WHEREAS, the Corporation intends to issue Twenty Thousand (20,000) shares of the Class A Stock to Transferee pursuant to the stock grant approved by the Board of Directors on October 12, 1995 dated;

     WHEREAS, the parties hereto desire to amend the Stockholders' Agreement to add Transferee as a party thereto and to reflect Transferee's Agreement to be bound by all of the terms and conditions of the Stockholders' Agreement.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Recitals. The recitals set forth above are hereby made a part of this Amendment.

     2. Agreement to be Bound. Transferee hereby covenants and agrees for, and on behalf of, himself, his legal representatives and his transferees and assigns (a) to be bound by all of the provisions of the Stockholders' Agreement as a party thereto and in the capacity of "Stockholder" as that term is defined in the Stockholders' Agreement, and (b) that the Class A Stock issued to Transferee shall be subject to all of the terms and conditions set forth in the Stockholders' Agreement, including, but not limited to, the transfer restrictions.

     3. Effect on Stockholders' Agreement. Except as specifically provided herein, the terms and conditions of the Stockholders' Agreement shall remain in full force and effect.

     4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original document, but all of which counterparts shall together constitute one and the same instrument. This Amendment shall not be effective unless and until executed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal on the date first above written.


WITNESS:                           TRANSFEREE:


                                   By:                      (SEAL)
--------------------------            ----------------------
                                      GEORGE S. WILLS


                                   DCR COMMUNICATIONS, INC.

                                   By:                      (SEAL)
---------------------------           ----------------------
                                      Janis A. Riker, President

                     AMENDMENT TO STOCKHOLDERS' AGREEMENT


     THIS AMENDMENT TO STOCKHOLDERS' AGREEMENT ("Amendment") is made this ____ day of March, 1996, by and between BRION SASAKI (hereinafter referred to as "Transferee"), and DCR COMMUNICATIONS, INC. (the "Corporation").

                                R E C I T A L S

     WHEREAS, the stockholders of the Corporation and the Corporation entered into that certain Stockholders' Agreement, dated January 30, 1995, as amended (the "Stockholders' Agreement"), which provides that the Corporation shall not issue any shares of its Class A Voting Common Stock, par value $.01 per share ("Class A Stock") unless the holder agrees to be bound by all of the provisions of the Agreement, including certain restrictions on the transfer of Class A Stock;

     WHEREAS, the Corporation intends to issue Twenty Thousand (20,000) shares of the Class A Stock to Transferee pursuant to the stock grant approved by the Board of Directors on October 12, 1995 dated;

     WHEREAS, the parties hereto desire to amend the Stockholders' Agreement to add Transferee as a party thereto and to reflect Transferee's Agreement to be bound by all of the terms and conditions of the Stockholders' Agreement.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Recitals. The recitals set forth above are hereby made a part of this Amendment.

     2. Agreement to be Bound. Transferee hereby covenants and agrees for, and on behalf of, himself, his legal representatives and his transferees and assigns (a) to be bound by all of the provisions of the Stockholders' Agreement as a party thereto and in the capacity of "Stockholder" as that term is defined in the Stockholders' Agreement, and (b) that the Class A Stock issued to Transferee shall be subject to all of the terms and conditions set forth in the Stockholders' Agreement, including, but not limited to, the transfer restrictions.

     3. Effect on Stockholders' Agreement. Except as specifically provided herein, the terms and conditions of the Stockholders' Agreement shall remain in full force and effect.

     4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original document, but all of which counterparts shall together constitute one and the same instrument. This Amendment shall not be effective unless and until executed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal on the date first above written.


WITNESS:                           TRANSFEREE:


                                   By:                      (SEAL)
--------------------------            ----------------------
                                      BRION SASAKI


                                   DCR COMMUNICATIONS, INC.

                                   By:                      (SEAL)
--------------------------            ----------------------
                                      Janis A. Riker, President

                     AMENDMENT TO STOCKHOLDERS' AGREEMENT


     THIS AMENDMENT TO STOCKHOLDERS' AGREEMENT ("Amendment") is made this ____ day of January, 1996, by and between CTD, L.L.C., a Maryland limited liability company (hereinafter referred to as "Transferee"), and DCR COMMUNICATIONS, INC. (the "Corporation").

                                R E C I T A L S

     WHEREAS, the stockholders of the Corporation and the Corporation entered into that certain Stockholders' Agreement, dated January 30, 1995, as amended (the "Stockholders' Agreement"), which provides that the Corporation shall not issue any shares of its Class A Voting Common Stock, par value $.01 per share ("Class A Stock") unless the holder agrees to be bound by all of the provisions of the Agreement, including certain restrictions on the transfer of Class A Stock;

     WHEREAS, the Corporation intends to issue One Hundred Thousand (100,000) shares of the Class A Stock to Transferee pursuant to the stock grant approved by the Board of Directors on October 12, 1995 dated;

     WHEREAS, the parties hereto desire to amend the Stockholders' Agreement to add Transferee as a party thereto and to reflect Transferee's Agreement to be bound by all of the terms and conditions of the Stockholders' Agreement.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Recitals. The recitals set forth above are hereby made a part of this Amendment.

     2. Agreement to be Bound. Transferee hereby covenants and agrees for, and on behalf of, itself, its legal representatives, transferees and assigns
(a) to be bound by all of the provisions of the Stockholders' Agreement as a party thereto and in the capacity of "Stockholder" as that term is defined in the Stockholders' Agreement, and (b) that the Class A Stock issued to Transferee shall be subject to all of the terms and conditions set forth in the Stockholders' Agreement, including, but not limited to, the transfer restrictions.

     3. Effect on Stockholders' Agreement. Except as specifically provided herein, the terms and conditions of the Stockholders' Agreement shall remain in full force and effect.

     4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original document, but all of which counterparts shall together constitute one and the same instrument. This Amendment shall not be effective unless and until executed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal on the date first above written.


WITNESS:                           TRANSFEREE:


                                   CTD, L.L.C.

                                   By:                      (SEAL)
--------------------------            ----------------------
                                      Timothy Dennis, President


                                   DCR COMMUNICATIONS, INC.

                                   By:                      (SEAL)
--------------------------            ----------------------
                                      Janis A. Riker, President

                     AMENDMENT TO STOCKHOLDERS' AGREEMENT


     THIS AMENDMENT TO STOCKHOLDERS' AGREEMENT ("Amendment") is made this ____ day of November, 1995, by and between WESTINGHOUSE ELECTRIC CORPORATION, (hereinafter referred to as "Transferee"), and DCR COMMUNICATIONS, INC. (the "Corporation").

                                R E C I T A L S

     WHEREAS, the stockholders of the Corporation and the Corporation entered into that certain Stockholders' Agreement, dated January 30, 1995, as amended (the "Stockholders' Agreement"), which provides that the Corporation shall not issue any shares of its Class A Voting Common Stock, par value $.01 per share ("Class A Stock") unless the holder agrees to be bound by all of the provisions of the Agreement, including certain restrictions on the transfer of Class A Stock;

     WHEREAS, the Corporation intends to issue One Million Eight Hundred Thousand Seven Hundred Twenty-Nine (1,800,729) shares of the Class A Stock to Transferee pursuant to that certain Loan and Purchase Agreement entered into by and between the Corporation and Transferee dated November 9, 1995;

     WHEREAS, the parties hereto desire to amend the Stockholders' Agreement to add Transferee as a party thereto and to reflect Transferee's Agreement to be bound by all of the terms and conditions of the Stockholders' Agreement.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Recitals. The recitals set forth above are hereby made a part of this Amendment.

     2. Agreement to be Bound. Transferee hereby covenants and agrees for, and on behalf of, itself, its legal representatives, transferees and assigns
(a) to be bound by all of the provisions of the Stockholders' Agreement as a party thereto and in the capacity of "Stockholder" as that term is defined in the Stockholders' Agreement, and (b) that the Class A Stock issued to Transferee shall be subject to all of the terms and conditions set forth in the Stockholders' Agreement, including, but not limited to, the transfer restrictions.

     3. Effect on Stockholders' Agreement. Except as specifically provided herein, the terms and conditions of the Stockholders' Agreement shall remain in full force and effect.

     4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original document, but all of which counterparts shall together constitute one and the same instrument. This Amendment shall not be effective unless and until executed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal on the date first above written.


WITNESS:                           TRANSFEREE:


                                   WESTINGHOUSE ELECTRIC
                                   CORPORATION

                                   By:                          (SEAL)
--------------------------                ----------------------
                                   Title:
                                          ----------------------


                                   DCR COMMUNICATIONS, INC.

                                   By:                          (SEAL)
--------------------------              ------------------------
                                        Janis A. Riker, President





                                       2